Securities and Exchange Commission
                      Washington, D. C. 20549-1004


                             Post-Effective
                             Amendment No. 6


                                   to
                                Form S-6



          For Registration under the Securities Act of 1933 of
           Securities of Unit Investment Trusts Registered on
                               Form N-8B-2



                     Central Equity Trust, Series 2
                          (Exact Name of Trust)


                      Unison Investment Trusts Ltd.
                        (Exact Name of Depositor)

                           One Parkview Plaza
                    Oakbrook Terrace, Illinois 60181
      (Complete address of Depositor's principal executive offices)


     Van Kampen American Capital
       Distributors, Inc.                         Chapman and Cutler
     Attention:  Don G. Powell                    Attention: Mark J. Kneedy
     One Parkview Plaza                           111 West Monroe Street
     Oakbrook Terrace, Illinois 60181             Chicago, Illinois 60603
            (Name and complete address of agents for service)


    ( X ) Check  if it is proposed that this filing will become effective on April 24, 1997 pursuant to paragraph (b) of Rule 485. CENTRAL EQUITY TRUST UTILITY SERIES 2

PROSPECTUS PART ONE

NOTE: Part One of this Prospectus may not be distributed unless accompanied by Part Two.Please retain both parts of this Prospectus for future reference.

The Trust

The objectives of the Trusts are providing dividend income and capital appreciation through investment in a fixed portfolio consisting of publicly traded common stocks issued by domestic utility companies which may include electric, gas, water and/or telephone public utility companies (the " Portfolio" ). The value of the Units of a Trust will fluctuate with the value of the Portfolio (see "Summary of Essential Financial
Information" in this Part One and "The Trusts" in Part Two). The
Units being offered by this Prospectus are issued and outstanding Units which have been purchased by Edward Jones (the "Underwriter" ) in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Underwriter. No proceeds from the sale of Units will be received by the Trusts.

Public Offering Price

The Public Offering Price of the Units is based on the Trustee's evaluation of the aggregate market value of the securities in the Portfolio of a Trust divided by the number of Units outstanding plus a sales charge of 1.5% of the Public Offering Price (1.523% of the aggregate market value of the underlying Securities). See "Summary of Essential Financial Information" in this
Part One. Unless terminated earlier, the Trust will terminate on the Mandatory Termination Date as set forth in the "Summary of Essential Financial Information" in this Part One, and any Securities then held will, within a reasonable time thereafter, be sold by the Trustee. Any Securities sold at termination will be sold at the then current market value for such Securities; therefore, the amount distributable in cash to a Unitholder may be more or less than the amount such Unitholder paid for his Units.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Date of this Prospectus is April 16, 1997

Unison Investment Trusts Ltd.

CENTRAL EQUITY TRUST, UTILITY SERIES 2
Summary of Essential Financial Information
As of March 5, 1997

Sponsor & Supervisor:  Unison Investment Trusts Ltd.
       Administrator:  Van Kampen American Capital Distributors, Inc.
           Evaluator:  American Portfolio Evaluation Services
                       (A division of an affiliate of the Administrator)
             Trustee:  The Bank of New York

                                                                                                          Central Equity
                                                                                                                   Trust
                                                                                                      ------------------
General Information
Number of Units......................................................................................            368,811
Fractional Undivided Interest in Trust per Unit......................................................          1/368,811
Public Offering Price:
 Aggregate Value of Securities in Portfolio <F1>..................................................... $       10,800,620
 Aggregate Value Securities per Unit (including accumulated dividends)............................... $            29.49
 Sales charge 1.5% (1.523% of Aggregate Value of Securities excluding principal cash per Unit)<F3>... $              .45
 Public Offering Price per Unit <F2><F3>............................................................. $            29.94
Redemption Price per Unit............................................................................ $            29.49
Excess of Public Offering Price per Unit over Redemption Price per Unit.............................. $              .45

Supervisor's Annual Supervisory Fee...Maximum of $.005 per Unit
Evaluator's Annual Fee ...............$.001 per Unit

Evaluations for purpose of sale, purchase or redemption of Units are made as of 4:00 P.M. Eastern time on days of trading on the New York Stock Exchange next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York of Units tendered for redemption.

Date of Deposit.....................August 22, 1990
Mandatory Termination Date..........August 1, 2000
                                    The Trust may be terminated if the market value of such Trust at any time is less than 80% of
Minimum Termination Value...........the market value of the Securities deposited in the Trust on the date of deposit.
Trustee's Annual Fee................$.008 per Unit
Income Distribution Record Date.....Tenth day of each month.
Income Distribution Date............Twenty-fifth day of each month.
                                    Twenty-fifth day of each June and December, unless the amount in the Capital Account available to be distributed is less than $1.00 per 100 Units outstanding or earlier if the amount is
Capital Account Distribution Date...greater than $10.00 per 100 Units outstanding.

----------
Equity Securities listed on a national securities exchange or the NASDAQ National Market System are valued at the closing sale price, or if no such price exists or if the Equity Security is not listed, at the closing bid price thereof.

Anyone ordering Units will have included in the Public Offering Price a pro rata share of any cash in the Income and Capital Accounts.

Effective on each July 1, commencing July 1, 1991, the secondary sales charge will decrease by .5 of 1% to a minimum sales charge of 1.5%. See "Public Offering-Offering Price in Part Two."

PORTFOLIO

As of December 31, 1996, Central Equity Trust, Utility Series 2, consists of 26 issues of Securities, all of which are issued by domestic electric, gas and water public utility companies. 23 of the issues are listed or traded on the New York Stock Exchange and 3 issues are listed or traded on the Over-the-Counter market.

PER UNIT INFORMATION) INFORMATION

                                                                                                       1992        1993        1994
                                                                                                ----------- ----------- -----------
Net asset value per Unit at beginning of period................................................ $     23.93 $     27.75 $     30.74
                                                                                                =========== =========== ===========
Net asset value per Unit at end of period...................................................... $     27.75 $     30.74 $     25.05
                                                                                                =========== =========== ===========
Distributions to Unitholders of investment income including accumulated dividends paid on
Units redeemed (average Units outstanding for entire period)................................... $      1.47 $      1.51 $      1.57
                                                                                                =========== =========== ===========
Distributions to Unitholders from Security redemption proceeds (average Units outstanding for
entire period)................................................................................. $        -- $        -- $        --
                                                                                                =========== =========== ===========
Unrealized appreciation (depreciation) of Securities (per Unit outstanding at end of period)... $      3.81 $      2.94 $    (6.55)
                                                                                                =========== =========== ===========
Units outstanding at end of period.............................................................     486,475     486,475     449,637

----------

<F1>For the period from September 1, 1995 through December 31, 1995 to reflect change in fiscal year. All other previous periods reflect year ends ending August 31.

                                                                                                      1995     1995<F1>        1996
                                                                                               ----------- ------------ -----------
Net asset value per Unit at beginning of period............................................... $     25.05 $      25.64 $     28.62
                                                                                               =========== ============ ===========
Net asset value per Unit at end of period..................................................... $     25.64 $      28.62 $     29.23
                                                                                               =========== ============ ===========
Distributions to Unitholders of investment income including accumulated dividends paid on
Units redeemed (average Units outstanding for entire period).................................. $      1.57 $        .53 $      1.61
                                                                                               =========== ============ ===========
Distributions to Unitholders from Security redemption proceeds (average Units outstanding for
entire period)................................................................................ $        -- $         -- $        --
                                                                                               =========== ============ ===========
Unrealized appreciation (depreciation) of Securities (per Unit outstanding at end of period).. $       .58 $       2.99 $       .25
                                                                                               =========== ============ ===========
Units outstanding at end of period............................................................     428,337      418,037     380,681

PER UNIT INFORMATION (Continued)

----------
For the period from September 1, 1995 through December 31, 1995 to reflect change in fiscal year. All other previous periods reflect year ends ending August 31 fiscal year ends.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Partners of Unison Investment Trusts Ltd. and the Unitholders of Central Equity Trust, Series 2:

We have audited the accompanying statements of condition (including the analyses of net assets) and the related portfolio of Central Equity Trust, Utility Series 2 as of December 31, 1996, and the related statements of operations and changes in net assets for the year ended August 31, 1995, the four month period ended December 31, 1995 and the year ended December 31, 1996. These statements are the responsibility of the Trustee and the Administrator. Our responsibility is to express an opinion on such statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee and the Sponsor, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Central Equity Trust, Utility Series 2 as of December 31, 1996, and the results of operations and changes in net assets for the year ended August 31, 1995, the four month period ended December 31, 1995 and the year ended December 31, 1996, in conformity with generally accepted accounting principles.

GRANT THORNTON LLP

Chicago, Illinois
March 14, 1997

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Partners of Unison Investment Trusts Ltd., United States Trust Company of New York and the Unitholders of Central Equity Trust, Series 2:

We have audited the accompanying statements of operations and changes in net assets of Central Equity Trust, Utility Series 2 for the year ended August 31, 1994. These financial statements are the responsibility of Unison Investment Trusts Ltd. (the "Sponsor" ). Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of operations and changes in net assets are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of operations and changes in net assets. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statements of operations and changes in net assets referred to above present fairly, in all material respects, the results of operations and changes in net assets of Central Equity Trust, Utility Series 2 for the year ended August 31, 1994, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

St. Louis, Missouri
November 18, 1994

CENTRAL EQUITY TRUST
UTILITY SERIES 2
Statements of Condition
December 31, 1996

                                                                                              Central
                                                                                                Equity
                                                                                                 Trust
                                                                                        --------------
Trust property
 Cash.................................................................................. $       36,135
 Securities at market value, (cost $7,333,009) (note 1)................................     11,076,846
 Accumulated dividends.................................................................         12,444
 Receivable for securities sold........................................................             --
                                                                                        $   11,125,425
                                                                                        ==============
Liabilities and interest to Unitholders
 Cash overdraft........................................................................ $           --
 Redemptions payable...................................................................             --
 Interest to Unitholders...............................................................     11,125,425
                                                                                        $   11,125,425
                                                                                        ==============
Analyses of Net Assets
Interest of Unitholders (380,681 Units of fractional undivided interest outstanding)
 Cost to original investors of 486,475 Units (note 1).................................. $   10,211,111
 Less initial underwriting commission (note 3).........................................        457,286
                                                                                        --------------
                                                                                             9,753,825
 Less redemption of 105,794 Units......................................................      2,805,181
                                                                                        --------------
                                                                                             6,948,644
Undistributed net investment income
 Net investment income.................................................................      3,082,291
 Less distributions to Unitholders.....................................................      3,028,805
                                                                                        --------------
                                                                                                53,486
 Realized gain (loss) on Security sale or redemption...................................        379,458
 Unrealized appreciation (depreciation) of Securities (note 2).........................      3,743,837
 Distributions to Unitholders of Security sale or redemption proceeds..................             --
 Net asset value to Unitholders........................................................ $   11,125,425
                                                                                        ==============
Net asset value per Unit (380,681 Units outstanding)................................... $        29.23
                                                                                        ==============

The accompanying notes are an integral part of these statements.

CENTRAL EQUITY TRUST, UTILITY SERIES 2
Statements of Operations
Years ended August 31, 1994 and 1995, the period ended December 31, 1995 and the year ended December 31, 1996

                                                                               August      August      December      December
                                                                                 1994        1995          1995          1996
                                                                      --------------- ----------- ------------- -------------
Investment income
 Dividend Income..................................................... $       745,061 $   693,432 $     180,564 $     652,749
Expenses.............................................................
 Trustee fees and expenses...........................................          10,648       4,260         2,617         4,440
 Evaluator fees......................................................              --          --           144           420
 Supervisory fees....................................................              --          --            --         3,211
                                                                      --------------- ----------- ------------- -------------
 Total expenses......................................................          10,648       4,260         2,761         8,071
                                                                      --------------- ----------- ------------- -------------
 Net investment income...............................................         734,413     689,172       177,803       644,678
Realized gain (loss) from Security sale or redemption
 Proceeds............................................................         956,191     538,064       254,655     1,051,364
 Cost................................................................         739,004     529,514       217,598       934,700
                                                                      --------------- ----------- ------------- -------------
 Realized gain (loss)................................................         217,187       8,550        37,057       116,664
Net change in unrealized appreciation (depreciation) of Securities...     (2,945,768)     246,863     1,248,749        95,621
                                                                      --------------- ----------- ------------- -------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..... $   (1,994,168) $   944,585 $   1,463,609 $     856,963
                                                                      =============== =========== ============= =============

Statements of Changes in Net Assets
Years ended August 31, 1994 and 1995, the period ended December 31, 1995 and the year ended December 31, 1996

                                                                                 1994           1995           1995            1996
                                                                      --------------- -------------- -------------- ---------------
Increase (decrease) in net assets
Operations:
 Net investment income............................................... $       734,413 $      689,172 $      177,803 $       644,678
 Realized gain (loss) on Security sale or redemption.................         217,187          8,550         37,057         116,664
 Net change in unrealized appreciation (depreciation) of Securities..     (2,945,768)        246,863      1,248,749          95,621
                                                                      --------------- -------------- -------------- ---------------
 Net increase (decrease) in net assets resulting from operations.....     (1,994,168)        944,585      1,463,609         856,963
Distributions to Unitholders from:
 Net investment income...............................................       (738,805)      (685,324)      (223,108)       (646,018)
 Security sale or redemption proceeds................................              --             --             --              --
Redemption of Units..................................................       (958,685)      (540,030)      (255,000)     (1,051,466)
                                                                      --------------- -------------- -------------- ---------------
 Total increase (decrease)...........................................     (3,691,658)      (280,769)        985,501       (840,521)
Net asset value to Unitholders
 Beginning of period.................................................      14,952,872     11,261,214     10,980,445      11,965,946
 Additional Securities purchased from the proceeds of Unit Sales.....              --             --             --              --
                                                                      --------------- -------------- -------------- ---------------
 End of period (including undistributed net investment income of
$96,283, $100,131, $54,826 and $53,486 respectively)................. $    11,261,214 $   10,980,445 $   11,965,946 $    11,125,425
                                                                      =============== ============== ============== ===============

The accompanying notes are an integral part of these statements.

CENTRAL EQUITY TRUST, UTILITY SERIES 2
PORTFOLIO as of December 31,  1996

                                                                                  Current
                 Number                                                           Annualized     Aggregate
Portfolio            of                                                           Dividend per   Market
Number           Shares Name of Issuer of Securities                              Share <F1>     Value
------------ ---------- --------------------------------------------------------- -------------- --------------
1                13,015 American Water Works, Incorporated                        $         0.70 $      268,434
---------------------------------------------------------------------------------------------------------------
2                 8,180 Aquarion Company                                                    1.62        228,018
---------------------------------------------------------------------------------------------------------------
3                31,466 AGL Resources, Incorporated                                         1.08        664,719
---------------------------------------------------------------------------------------------------------------
4                 8,237 Bay State Gas Company                                               1.54        232,695
---------------------------------------------------------------------------------------------------------------
5                 5,893 Black Hills Corporation                                             1.38        165,741
---------------------------------------------------------------------------------------------------------------
6                26,314 Central Louisiana Electric Company Incorporated                     1.54        726,924
---------------------------------------------------------------------------------------------------------------
7                12,987 Cilcorp Incorporated                                                2.46        475,649
---------------------------------------------------------------------------------------------------------------
8                26,127 Colonial Gas Company                                                1.30        555,199
---------------------------------------------------------------------------------------------------------------
9                13,164 Eastern Utilities Associates                                        1.66        228,725
---------------------------------------------------------------------------------------------------------------
10                1,493 Echelon International Corporation                                   0.00         23,328
---------------------------------------------------------------------------------------------------------------
11                9,124 The Empire District Electric Company                                1.28        171,075
---------------------------------------------------------------------------------------------------------------
12                9,965 Energen Corporation                                                 1.20        301,441
---------------------------------------------------------------------------------------------------------------
13               22,402 Florida Progress Corporation                                        2.06        722,465
---------------------------------------------------------------------------------------------------------------
14               12,638 IES Industries, Incorporated                                        2.10        377,560
---------------------------------------------------------------------------------------------------------------
15               12,651 Indiana Energy, Incorporated                                        1.14        308,368
---------------------------------------------------------------------------------------------------------------
16               23,675 KU Energy Corporation                                               1.72        710,250
---------------------------------------------------------------------------------------------------------------
17               26,576 Kansas City Power and Light Company                                 1.62        757,416
---------------------------------------------------------------------------------------------------------------
18               17,503 NIPSCO Industries, Incorporated                                     1.80        693,556
---------------------------------------------------------------------------------------------------------------
19               23,498 Northwest Natural Gas Company                                       1.20        558,078
---------------------------------------------------------------------------------------------------------------
20               12,007 Potomac Electric Power Company                                      1.66        309,180
---------------------------------------------------------------------------------------------------------------
21               25,925 Public Service Company of North Carolina, Incorporated              0.88        473,131
---------------------------------------------------------------------------------------------------------------
22               11,226 St. Joseph Light & Power Company                                    0.94        172,600
---------------------------------------------------------------------------------------------------------------
23               18,652 SIGCORP, Incorporated                                               1.73        645,826
---------------------------------------------------------------------------------------------------------------
24               23,399 United Cities Gas Company                                           1.02        526,477
---------------------------------------------------------------------------------------------------------------
25                7,608 United Water Resources, Incorporated                                0.92        117,924
---------------------------------------------------------------------------------------------------------------
26               24,521 Utilicorp United Incorporated                                       1.76        662,067
            -----------                                                                          --------------
                428,246                                                                          $   11,076,846
            ===========                                                                          ==============

The accompanying notes are an integral part of these statements.

----------
Based on the latest quarterly or semi-annual declaration. There can be no assurance that future dividend payments will be maintained in an amount equal to the dividend listed above.

CENTRAL EQUITY TRUST
UTILITY SERIES 2
Notes to Financial Statements
December 31, 1996

--------------------------------------------------------------------------
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security Valuation - Securities listed on a national securities exchange or the NASDAQ National Market System are valued at the last closing sales price.

Security Cost - The original cost to the Trust of the Securities was based, for Securities listed on a national securities exchange or the NASDAQ National Market System, on the closing sale prices on the exchange. In each case, the costs were determined on the day of the various Dates of Deposit.

Unit Valuation - The redemption price per Unit is the pro rata share of each Unit based upon (1) the cash on hand in such Trust or monies in the process of being collected, (2) the Securities in the Trust based on the value determined by the Evaluator and (3) accumulated dividends thereon, less accrued expenses of the Trust, if any.

Federal Income Taxes - Each Unitholder is considered to be the owner of a pro rata portion of such Trust and, accordingly, no provision has been made for Federal income taxes.

Distributions to Unitholders of the Trust's taxable income will be taxable as ordinary or capital gain income to Unitholders.

Other - The financial statements are presented on the accrual basis of accounting. Any realized gains or losses from securities transactions are reported on an identified cost basis.

Certain Reclassifications - Certain reclassifications have been made to the 1994 financial statements to conform to the 1995 and 1996 financial statements.

NOTE 2 - PORTFOLIO

Unrealized Appreciation and Depreciation - An analysis of net unrealized appreciation (depreciation) at December 31, 1996 is as follows:

Unrealized Appreciation    $   3,893,578
Unrealized Depreciation        (149,741)
                           -------------
                           $   3,743,837
                           =============

NOTE 3 - OTHER

Marketability - Although it is not obligated to do so, the Underwriter intends to maintain a market for Units and to continuously offer to purchase Units at prices, subject to change at any time, based upon the value of the Securities in the portfolio of the Trust, valued described in Note 1, plus accumulated dividends to the date of settlement. If the supply of Units exceeds demand, or for other business reasons, the Underwriter may discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the redemption price.

Cost to Investors - The cost to original investors was based on the underlying value of the Securities per unit on the date of an investor's purchase, plus a sales charge of 4.5% of the public offering price which is equivalent to 4.712% of the aggregate offering price of the Securities. The secondary market cost to investors is based on the determination of the underlying value of the Securities per unit on the date of an investor's purchase, plus a Sales charge of 4.5% of the public offering price which is 4.712% of the underlying value of the Securities. Effective on each July 1, commencing July 1, 1991, the secondary sales charge will decrease by .5 of 1% to a minimum sales charge of 1.5%

Compensation of Sponsor - The Sponsor receives a fee for providing portfolio supervisory services for the Trust ($.005 per Unit, not to exceed the aggregate cost of the Sponsor for providing such services to all applicable Trusts). This fee may be adjusted for increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index.

Compensation of Evaluator - The Evaluator receives an annual fee for regularly evaluating the Trusts portfolio.

NOTE 4 - REDEMPTION OF UNITS

During the years ended August 31, 1994 and 1995, the period ended December 31, 1995 and the year ended December 31, 1996, 36,838 Units, 21,300 Units, 10,300 Units and 37,356 Units, respectively, were presented for redemption.


NOTE: THIS PROSPECTUS MAY BE USED ONLY WHEN ACCOMPANIED BY PART ONE. BOTH PARTS OF THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

PROSPECTUS PART TWO

The Trusts. The objectives of the Trusts are to provide dividend income and capital appreciation through investment in a fixed portfolio consisting of publicly traded equity securities issued by domestic utility companies, which may include electric, gas, water and/or telephone public utility companies.

With respect to Utility Series 27 only, up to 20% of the initial aggregate market value of the Trust may have been invested in American Depositary Receipts ("ADRs"). (The securities on deposit in a Trust are herein collectively referred to as the "Portfolio").

The value of the Units of a Trust will fluctuate with the value of the relevant Portfolio. The Trusts consist of a series of unit investment trusts. The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by Edward D. Jones & Co. (the "Underwriter") in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Underwriter. No proceeds from the sale of the Units will be received by the Trusts.

Public Offering Price. The secondary market Public Offering Price of the Units is based on the Evaluator's evaluation of the aggregate market value of the securities in the Portfolio of a Trust divided by the number of Units outstanding plus a sales charge as set forth in "Public Offering Price" in the "Summary of Essential Financial Information" in Part One.

NEITHER THESE TRANSACTIONS NOR THE SECURITIES OFFERED HEREBY HAVE BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THESE TRANSACTIONS OR UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Sponsor:  Unison Investment Trusts, LTD.

Prospectus Part Two dated as of the date of Prospectus Part One

INTRODUCTION

Each series of the Central Equity Trust (a "Trust") was created under the laws of the State of New York pursuant to a Trust Agreement (the "Agreement") and a related Standard Terms and Conditions of Trust (the "Indenture", as amended and restated, collectively with the Agreement, the "Indenture and Agreement") by and between Unison Investment Trusts Ltd. (the "Sponsor"), as depositor and United States Trust Company, as trustee and evaluator. Pursuant to the Indenture and Agreement, The Bank of New York (the "Trustee" ) was named successor trustee to United States Trust Company and Van Kampen American Capital Investment Advisory Corp. (the "Evaluator" ) was named successor evaluator to United States Trust Company, both effective June 19, 1995. The purpose and objective of a Trust is to provide dividend income and capital appreciation through investment in a fixed portfolio of publicly traded equity securities issued by electric, gas, water and/or telephone public utility companies. In addition, up to 20% of the aggregate market value of Utility Series 27 may have been invested in American Depositary Receipts ("ADRs") (the securities on deposit in the Trust are herein collectively referred to as the "Portfolio"). The Portfolio allows investors greater diversification than they might be able to acquire individually. ADRs are receipts issued by United States depositaries evidencing ownership of common stocks issued by corporations formed in countries other than the United States and on deposit with custodians located outside the United States. The issuers of the publicly traded common stocks in a Portfolio, together with the foreign issuers of the common stocks underlying the ADRs, are collectively referred to herein as the "Issuers." Both the publicly traded common stocks and any ADRs may provide income or are considered to have the potential for capital appreciation or both (such common stocks and any ADRs are collectively referred to herein as the "Securities"). ADRs provide income in the form of distribution payments of dividends received on the underlying foreign securities, while common stocks provide income in the form of dividends. Any reference in this Prospectus Part Two to "dividends" shall with respect to Utility Series 27 also refer to distribution payments made with respect to any ADRs in a Portfolio. There is no assurance that these objectives will be met because the payment and level of dividends are dependent upon, among other things, the amount each issuer has available for such purpose, and with respect to ADRs, the exchange rates in effect at the time of conversion. Furthermore, diversification of a Trust's assets will not eliminate the risk of loss inherent in the ownership of equity securities.

THE TRUSTS

Summary Description of the Portfolio

An investment in Units of a Trust should be made with an understanding of the risks which an investment in equity securities, including common stock (and ADRs in Utility Series 27), entails. Such risks include those arising from the fact that the rights of common stock owners to payments are generally inferior to creditors, debt holders and preferred stock owners of the issuing company. Common stock owners are also subject to risks of declines in the general equity market or in the market for the company's industry sector and the worsening of the financial condition of a company or the economy in which it operates. Such risks may result in declines in values of the common stocks which in turn would negatively affect the value of Units. Although actions have been taken to provide a diversified portfolio of equity securities which tends to reduce the effects of these risks, no guarantee can be made that they will not occur and negatively affect the value of Units.

Holders of common stock of the type held in each Trust have a right to receive dividends only when, if, and in the amounts declared by the issuer's board of directors and to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. The issuance of debt securities and preferred stock will create superior claims for payment of principal and interest (in the case of debt securities) and dividends (in the case of preferred stock) which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Further, unlike debt securities which typically have a stated principal amount payable at maturity (which value will be subject to market fluctuations prior thereto), or preferred stocks which typically have liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks do not have a fixed principal amount or a maturity date and their value is subject to market fluctuations for as long as the common stocks remain outstanding. The market value of the Securities in each Trust thus is expected to fluctuate over the entire life of each Trust to market values higher or lower than those currently prevailing. The Sponsor may direct the Trustee to dispose of Securities under certain specified circumstances but the Securities will not be sold by the Trustee as a result of ordinary market fluctuations. (See "Administration of the Trusts -- Administration of the Portfolio" herein.)

Whether or not the Securities are listed on a national exchange, the principal trading market for the Securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the Securities may depend on whether dealers will make a market in the Securities. There can be no assurance that a market will be made for any of the Securities, that any market for the Securities will be maintained or of the liquidity of the Securities in any markets made.

The risks referred to above could adversely affect the ability and the inclination of the Issuers to declare or to pay dividends, and the ability of holders of common stock and (ADRs in Utility Series 27) to realize any value from the assets of the Issuers upon liquidation or bankruptcy.

Utility Series 27

An investment in Units of Utility Series 27 should also be made with an understanding of the additional risks and consequences an investment in ADRs entails, which include risks involved in the ADRs themselves and those inherent in foreign securities as well as the investor's risk of becoming subject to special tax consequences due to the receipt of income from foreign sources. (See "Federal Taxation -- Taxation of Dividends Received by a Trust" herein.) The Sponsor will not deposit ADRs in amounts that would cause the aggregate market value of a Trust invested in domestic electric, gas, water or telephone utilities to be less than 80%. An ADR is a receipt that is issued by an American depositary, usually a bank, and which is denominated in and represents the ownership of a specified number of foreign securities on deposit with a foreign entity, also usually a bank, that acts as custodian of and transfer and collection agent with respect to such foreign securities. The depositary and custodian usually charge fees upon the deposit and withdrawal of securities, the conversion of dividends to U.S. dollars, the disposition of non-cash distributions and the performance of other services. ADRs, although not necessarily the underlying securities, are registered with the Securities and Exchange Commission.

Ownership of ADRs by U.S. investors can provide certain advantages over direct ownership of the foreign securities, including greater ease of transferability and simplified collection and conversion of dividends paid in foreign currencies. However, ownership of ADRs also poses certain disadvantages in comparison to direct ownership of the foreign securities. For example, holders of ADRs may not be able to participate in foreign warrants and rights offerings or in certain exchange or tender offers involving foreign issuers. ADR depositaries will typically sell warrants and subscription rights, if they are transferable, and distribute the proceeds, which are often less than the value of the securities represented by such warrants or subscription rights, to the ADR holders. Further, in some cases the voting rights of owners of foreign stock are restricted by the home country, and the flow of information from the foreign issuer to ADR holders may be delayed or reduced.

ADR holders have the right to demand and receive actual securities in exchange for their ADRs. Furthermore, ADR facilities may be terminated, in which case the ADR holder may come into possession of the underlying securities. If such an event were to occur, the advantages of holding ADRs described above would be lost and the tax consequences to the holder could change. Neither the Trustee nor the Sponsor is authorized under the Indenture and Agreement to initiate such an exchange. However, if an ADR facility is terminated, the Sponsor may, but is not required to, direct the Trustee to sell any underlying securities it may receive and distribute the proceeds of such sale to the Unitholders pursuant to the terms of the Indenture and Agreement. In some cases, an unsponsored ADR facility (see below for a discussion of sponsored and unsponsored ADRs) may be terminated upon the creation of a sponsored ADR facility. In such cases, it is the usual practice for the sponsor of the facility to effect an exchange of its sponsored ADRs for the outstanding unsponsored ADRs and to pay the costs of such exchange. Such an occurrence, in and of itself, will not constitute an event that gives rise to the ability of the Sponsor to direct the Trustee to sell the ADR. (See "Administration of the Trusts -- Administration of the Portfolio" herein.)

An ADR facility may be established by a foreign issuer that seeks to have its securities traded in the United States, in which case the ADRs are referred to as "sponsored", or the ADR facility may be initiated by an entity unrelated to the foreign issuer, usually a brokerage firm, that seeks to make a market in the foreign security, in which case the ADRs are referred to as "unsponsored". In the case of a sponsored ADR, the foreign issuer enters into an arrangement with a single American depositary and a foreign custodian and usually agrees to pay certain administrative and shareholder related fees and expenses, although ADR holders will bear certain costs. Under the terms of most sponsored ADRs, depositaries undertake to distribute notices of shareholder meetings and voting instructions and to make other shareholder communications available to ADR holders upon the foreign issuer's instruction. Generally, the underlying security of a sponsored ADR will be registered with the Securities and Exchange Commission, making the ADR eligible for listing on United States exchanges.

In the case of an unsponsored ADR, the fees and expenses of the facility are generally born solely by the ADR holders. In addition, the depositary is frequently under no contractual obligation to distribute shareholder communications of any type or to pass through voting rights to the ADR holders. Other unsponsored ADRs with respect to the same underlying security are often established by other market makers and depositaries. Such duplicate ADRs are treated as fungible in the trading markets. Therefore, when duplicate unsponsored ADRs exist, there is no mechanism that links a particular unsponsored ADR to its actual depositary or the distributions made by it. Instead, unsponsored ADRs are usually held on deposit with U.S. clearing agencies, which take in the various unsponsored ADR distributions and forward them on to the ADR owners. Additionally, if a holder of an unsponsored ADR seeks to exchange the ADR for the underlying securities there can be delays in settlement if it becomes necessary to trace the ADR to its issuing depositary. This may occur if other depositaries refuse to accept the ADR or have insufficient securities to effect the exchange. Because the underlying securities are not generally registered in the United States and because the underlying securities may have been issued at different times, there is a possibility that if an unsponsored ADR is exchanged for underlying securities, or the ADR holder otherwise receives the underlying securities, such holder may come into possession of unregistered restricted securities which cannot be sold in the U.S. until certain statutory waiting periods have expired.

Elements of risk associated with investing in the securities of foreign issuers of equity securities include but are not limited to trade balances and imbalances and related economic policies; currency exchange rate fluctuations; non-U.S. currency exchange control policies; expropriation or confiscatory taxation; limitations on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of securities markets in various countries and regions; policies of government with respect to possible nationalization of their own industries; and other specific local political and economic considerations. Companies located outside the United States may operate under different accounting, auditing and financial reporting regulations than U.S. companies. In addition, because ADRs represent ownership of securities issued by a foreign company, often less information is available about the issuer than would be the case for publicly held United States companies. Further, it may be more difficult to obtain and enforce a judgment against a foreign issuer.

An investment in Units should be made with particular attention to risks presented by probable changes in future currency exchange rate relationships, especially during periods of broad adjustments in such relationships. The securities underlying any ADRs in the Portfolio have been issued by corporations that, to the extent they pay dividends, pay them in foreign currencies. In the past, most foreign currencies values have fluctuated widely against the United States dollar for many reasons, including supply and demand of the respective currency, monetary policies, the soundness of the world economy and the strength of a particular foreign economy as compared to the economies of the United States and other countries. Thus, even though a foreign Issuer's dividend payment may remain constant in its local currency, the U.S. dollar value of the distribution will vary with fluctuations in the U.S. dollar exchange rates for the relevant currency. The Sponsor anticipates that dividends received by the foreign custodians in foreign currencies will be converted on the date of receipt, or as soon as practicable thereafter, to U.S. dollars. Due to fluctuations in exchange rates and possible delays in the conversions of dividends to U.S. dollars, the U.S. dollar value of the dividend on the date of receipt may not reflect, exactly, the actual amount in U.S. dollars a Trust will receive.

To the best knowledge of the Sponsor, none of the foreign securities underlying any ADRs in the Portfolio were subject to currency exchange control restrictions which would materially interfere with the payment or receipt of dividends on such underlying securities. However, there can be no assurance that currency exchange control regulations will not be adopted in the future that would adversely affect such payments.

Risk Factors

Electric, Gas, Water and Telephone Industries. Other than with respect to Utility Series 27 where at least 80% of its aggregate market value is so invested, each Trust invested in common stocks of domestic companies in the electric, gas, water and/or telephone public utility industries. (See "Portfolio" in Part One.) In view of this, an investment in a Trust should be made with an understanding of the risks inherent in those industries. Public utilities are generally subject to extensive regulation by state utility commissions which, for example, establish and approve the rates which may be charged for their services and the appropriate rate of return on an approved asset base. Certain public utilities have difficulty from time to time persuading regulators to grant the rate increases necessary to maintain an adequate return on investment and voters in many states have the ability to impose limits on rate adjustments. There are substantial differences between the regulatory policies and practices of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will in the future grant rate increases or that any such increases will be adequate to permit the payment of dividends on common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate rate relief.

Issuers of the Securities may face other problems, including difficulty in financing large construction programs and raising capital during inflationary periods, rising costs of fuels and the transportation of fossil fuels, uncertainty of transmission service costs, changes in tax laws which may adversely affect a utility's ability to operate in a profitable manner, difficulty in estimating future demand for electricity, gas, water and telephone service in certain regions, recent reductions in estimates for future demand for electricity, gas, water and telephone in certain regions, restrictions on operations and increased costs and delays attributable to environmental regulations and the effects of energy conservation.

There may also be risks associated with a particular type of public utility. Governmental authorities may from time to time review existing requirements and impose additional requirements governing the licensing, construction and operation of power plants by electric utilities. On the other hand, electric companies in general have been favorably affected by the full or near completion of major construction programs, and many utility companies have generated cash flows in excess of current operating expenses and some construction expenditures, permitting some degree of diversification into unregulated businesses. The Energy Policy Act of 1992 (the "Energy Act") provides for, among other things, the promotion of competition in the electric utility industry. The Energy Act reforms the Public Utility Holding Company Act of 1935 by lifting restrictions on independent producers of electric power who build and operate generating plants in order to produce power for sale to utilities at competitive rates. Further, the Energy Act provides that transmission lines will now be made available to any producer, utility or independent entity who is willing to pay for the transmission of power. This access makes the utility companies' traditional customer base more uncertain and could have a significant effect on the accuracy of, and the ability to make, the long-term demand projections that are necessary to determine the need for new construction of plants and for other capital expenditures.

Gas pipeline and distribution companies have had difficulties in adjusting to short and surplus energy supplies, enforcing or being required to comply with long-term contracts and avoiding litigation from their customers, on the one hand, or suppliers, on the other. Recent deregulatory efforts by the Federal Energy Regulatory Commission ("FERC") have resulted in a number of important changes in the sale, transportation and delivery of natural gas. FERC Orders have caused pipeline companies to become merely carriers, as opposed to sellers, of natural gas, which in turn has allowed local distribution companies ("LDC's") to negotiate purchases directly with producers. These changes, however, have resulted in significant transition costs and increased competition. For example, LDC's now face the risk of losing major customers who can fill their requirements through direct negotiation with producers if the LDC's fail to provide competitive pricing. Finally, although there has been deregulation by FERC, state regulators retain the power to scrutinize LDC performance and rate setting. LDC's that may have difficulty adjusting to the deregulated environment or minimizing the transition costs in connection therewith risk rejection of rate increases to make up for those costs.

Water companies are subject to federal and state environmental laws and regulation of water quality. Pending federal and state environmental rules and regulations may require increased expenditures by the public water utilities and may increase substantially operating costs and capital requirements for those companies. Because certain aspects of telephone company operations are being deregulated, telephone companies face increasing competitive pressures that require the commitment of substantial capital, technological and marketing resources.

Each of the problems referred to above could adversely affect the ability and the inclination of these public utilities to declare or to pay dividends and the ability of holders of common stock to realize any value from the assets of the issuer upon liquidation or bankruptcy. The electric, gas, water and telephone utilities which are issuers of the Securities have been experiencing or may experience one or more of these problems in varying degrees. Moreover, price disparities within selected utility groups and discrepancies in relation to averages and indices have occurred frequently for reasons not directly related to the general movement of price levels of utility common stocks. Causes of these disparities and discrepancies include changes in the overall demand for or supply of various securities (including the potentially depressing effect of new stock offerings), and changes in investment objectives, market expectations or cash requirements of other purchasers and sellers of securities.

Furthermore, the Public Utility Holding Company Act of 1935 (the "1935 Act") regulates, among other things, certain acquisitions of voting securities of electric utility companies and gas utility companies by anyone who is an "affiliate" of a public utility company (a person or organized group of persons that directly or indirectly owns, controls or holds with power to vote 5% or more of the outstanding voting securities of a public utility company). In addition, the 1935 Act requires a "holding company" (among other categories, a company which directly or indirectly owns, controls or holds with power to vote 10% or more of the outstanding voting securities of a public utility company or another "holding company") to register as such with the Securities and Exchange Commission and be otherwise subject to certain restrictions on the acquisition of securities and other interests in public utility companies. In order to avoid becoming an "affiliate", each Trust has adopted an investment restriction that it will not purchase securities of a public electric or gas utility company if by reason thereof such Trust would hold 5% or more of the outstanding voting securities of the issuer. Nevertheless, if a Trust were considered to be a member of an organized group of persons, the 1935 Act might limit such Trust's acquisitions of the voting securities of public utility companies by reason of the control by the group of 5% or more of the voting securities of a public utility company. The Sponsor believes that even if a Trust is appropriately included in a group, it is unlikely that the holdings of such group will aggregate to as much as 5% of the voting securities of any public electric or gas utility company.

The issuers of utility securities have in the past and may in the future undertake various types of reorganization, such as spin-offs, split-offs, mergers, creation of holding companies and asset sales, in order to, among other things, avoid or minimize the effects of regulatory activities. Depending on the circumstances, the Sponsor may direct the Trustee to either hold or sell the Securities that are distributed or otherwise the subject of such an event. (See "Administration of the Trusts -- Administration of the Portfolio" herein.) In which case the Trust may contain Securities of issuers not subject to the types of regulatory risks described above, but subject instead to more general market risks.

Telecommunications Industries. In addition to the stock of companies in the utilities industries described above, the Sponsor may deposit into Utility Series 27 securities of telecommunications companies. The Sponsor will not deposit securities of ADRs in amounts that would cause the aggregate market value of Utility Series 27 invested in domestic electric, gas, water or telephone utilities to be less than 80%.

Telecommunications is defined as the science and technology of communicating by electronic means. Telecommunications companies are those whose products or services facilitate the transmission of voice, data and video communications electronically. Such entities include traditional telephone companies, long-distance providers, cellular/wireless telecommunication companies, cable television providers, telecommunications equipment manufacturers and satellite communications companies. To some degree, the deregulation of traditional telephone utilities and the growth of other telecommunications technologies and companies is blurring the distinction between these two types of companies.

There are two key differences between telecommunications companies, as defined above, and utilities in the electric, gas, water and traditional telephone industries. The first is the regulatory environment. For example, local telephone service is currently regulated at the state level on a return-on-equity basis, much like the electric, gas and water utilities. However, other companies included in the telecommunications industry are not regulated in the same manner or are not regulated at all. A second difference is competition. Utilities have traditionally enjoyed monopoly positions in their distinct service areas. To a certain degree, however, telecommunications companies have broken into areas that had been controlled by telephone company monopolies, such as providing long distance service. Additionally, because the telecommunications companies do business in unregulated areas, they are also subject to greater competition and the risks that come with that competition, such as pressures on pricing and operating margins.

Objective and Securities Selection

The primary objective of each Trust is to provide investors with dividend income and capital appreciation. There is no guarantee that a Trust's objective will be achieved because it is subject to the continuing ability of the respective issuers to continue to declare and pay dividends on the Securities and because the market value of the Securities can be affected by a variety of factors. (See "The Trusts -- Summary Description of the Portfolio" herein.) Common stocks may be especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perception of the issuers change, thus investors should be aware that there can be no assurance that the value of the Securities will increase.

Each Trust consists of such of the Securities listed under "Portfolio" in Part One as may continue to be held from time to time in such Trust and any additional Securities acquired and held by a Trust pursuant to the Indenture and Agreement together with cash held in the Income and Capital Accounts. Each Trust's investment objectives and policies have been developed to take advantage of the characteristics and historical performance of securities of companies in the public utilities industry. Many of these companies have established a reputation for paying regular quarterly dividends and for increasing their common stock dividends over time. In selecting particular Securities for each Trust, the Sponsor considered a number of factors, including historical growth rates and rates of return on capital, financial condition and resources, management skills and such utilities industry factors as regulatory environment and energy sources. The Sponsor also considered the prospective growth in earnings and dividends in relation to price/earnings ratios, yield and risk. The Sponsor believes that above-average dividend returns and below-average price/earnings ratios are factors that not only provide current income but also generally tend to moderate risk and to afford opportunity for appreciation of the Securities deposited in each Trust.

Because Utility Series 27 holds ADRs representing proof of ownership of foreign securities on deposit with foreign custodians and there is a possibility that at some future date an ADR will be terminated causing such Trust to hold the foreign securities represented by such an ADR, the Units may not be an appropriate investment for a pension plan subject to Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"). Prospective investors subject to ERISA should consult their tax advisors in determining the appropriateness of an investment in such Trust.

Each Trust is organized as a unit investment trust and not as a management investment company. Therefore, neither the Trustee nor the Sponsor has the authority to manage a Trust's assets fully in an attempt to take advantage of various market conditions to improve such Trust's market value. The Sponsor may instruct the Trustee to dispose of Securities under limited circumstances. (See "Administration of the Trusts -- Administration of the Portfolio" herein.)

PUBLIC OFFERING

General

Units of each Trust are offered for sale at the Public Offering Price which in the secondary market is based on the Evaluator's evaluation of the aggregate market value of the Securities in each Trust plus the amount of cash, if any, in the Income Account and the Capital Account of each Trust (other than amounts required to be distributed by the Trustee pursuant to the Indenture and Agreement), and includes a sales charge as described in "Public Offering -- Public Market" below.

Public Offering Price

The Public Offering Price on any particular date will vary from the amounts set forth on the "Summary of Essential Information" in Part One of this Prospectus in accordance with fluctuations in the aggregate market value of the Securities, the amount of available cash on hand in a Trust and the amount of certain accrued fees and expenses.

The Trustee has no cash for distribution to Unitholders until it receives dividend payments on the Securities in a Trust. The Trustee is authorized to provide its own funds, at times, in order to advance income distributions. The Trustee will recover these advancements when such dividend income is received. In the event that the income actually received by the Trustee differs from that estimated by the Trustee in calculating its distributions, the Trustee will make an appropriate adjustment to future distributions from the Income Account to account for such difference.

As more fully described in the Indenture and Agreement the aggregate market value of the Securities is determined on each Business Day by the Trustee based on the last closing sale prices, the bid price or other bases on the day the valuation is made. (See "Rights of Unitholders -- Redemption of Units" herein.) Determinations are effective for transactions effected subsequent to the last preceding determination.

Although payment is normally made three business days following an order for the purchase of Units, payment may be made prior thereto. However, evidence of ownership of the Units so ordered will be made three business days following such order or shortly thereafter. A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Underwriter prior to the date of settlement for the purchase of Units may be used in the Underwriter's businesses and may be deemed to be a benefit to the Underwriter, subject to the limitations of the Securities Exchange Act of 1934.

Unit Distribution

Units purchased by the Underwriter in the secondary market, if any, may be offered by this Prospectus at the secondary Public Offering Price in the manner described.

The Sponsor intends to qualify Units in states selected by the sponsor for sale by the Underwriter and from time to time may offer Units for sale through dealers who are members of the National Association of Securities Dealers, Inc. Such dealers, if any, may be allowed a concession or agency commission by the Underwriter.

The Underwriter reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concessions to dealers from time to time.

Sponsor's and Underwriter's Profits

As stated in "Public Offering -- Public Market" below, the Underwriter intends to maintain a secondary market for the Units of each Trust. In so maintaining a market, the Underwriter will also realize profits or sustain losses in the amount of any difference between the price at which such Units were purchased and the price at which such Units were resold (such prices include a sales charge) or the prices at which such Units were redeemed, as the case may be.

Public Market

While not obligated to do so, the Underwriter intends to maintain, at its expense, a secondary market for Units of each Trust and to continuously offer to repurchase Units from Unitholders at the Redemption Price calculated by the Trustee. (See "Right of Unitholders -- Redemption of Units" herein.) Any Units repurchased by the Underwriter at the Redemption Price may be reoffered to the public by the Underwriter at the then current Public Offering Price, which price includes a sales charge. Effective on each July 1, such sales charge will be reduced as set forth under "Summary of Essential Financial Information" in Part One. Any profit or loss resulting from the resale of such Units will belong to the Underwriter.

If the supply of Units exceeds the demand (or for any other business reason), the Underwriter may, at any time, from time to time, or permanently, discontinue the repurchase of Units of this series at the Redemption Price. Alternatively, Unitholders may redeem their Units through the Trustee, although the Sponsor shall have the right to purchase such tendered Units at a price not less than the price the Unitholder would receive from the Trustee upon tender. Unitholders of any Series, other than Series 1 or 2, may be able, upon request, to receive an "in kind" distribution of the Securities evidenced by their Units. (See "Rights of Unitholders -- Redemption of Units" herein.) A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in existence any price in excess of the Redemption Price and, if so, the amount thereof.

FEDERAL TAXATION

The following is a general discussion of certain of the federal income tax consequences of the purchase, ownership and disposition of the Units. The summary limited to investors who hold the Units as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Internal Revenue Code of 1986 ("the Code" ). Unitholders should consult their tax advisers in determining the federal, state, local and any other tax consequences of the purchase, ownership and disposition of Units in the Trust. For purposes of the following discussion and opinion, it is assumed that each Equity Security is equity for federal income tax purposes.

In the opinion of Chapman and Cutler, special counsel for the Sponsor, under existing law:

1. The Trust is not an association taxable as a corporation for federal income tax purposes; each Unitholder will be treated as the owner of a pro rata portion of each of the assets of the Trust under the Code; and the income of the Trust will be treated as income of the Unitholders thereof under the Code. Each Unitholder will be considered to have received his pro rata share of income derived from each Trust asset when such income is considered to be received by the Trust.

2. Each Unitholder will have a taxable event when the Trust disposes of an Equity Security (whether by sale, exchange, liquidation, redemption, or otherwise) or upon the sale or redemption of Units by such Unitholder (except to the extent an in kind distribution of stock is available and received by such Unitholder from the Trust, as described below). The price a Unitholder pays for his Units, generally including sales charges, is allocated among his pro rata portion of each Equity Security held by the Trust (in proportion to the fair market values thereof on the valuation date closest to the date the Unitholder purchase his Units) in order to determine his initial tax basis for his pro rata portion of each Equity Security held by the trust. It should be noted that certain legislative proposals have been made which could affect the calculation of basis for Unitholders holding securities that are substantially identical to the Equity Securities. Unitholders should consult their own tax advisors with regard to calculation of basis.

A Unitholder will be considered to have received all of the dividends paid on his pro rata portion of each Equity Security when such dividends are received by the Trust. Unitholders will be taxed in this manner regardless of whether distributions from the Trust are actually received by the Unitholder or are automatically reinvested. For federal income tax purposes, a Unitholder's pro rata portion of dividends as defined by Section 316 of the Code paid with respect to an Equity Security held by the trust are taxable as ordinary income to the extent of such corporation's current and accumulated "earnings and profits" . A Unitholder's pro rata portion of dividends paid on such Equity Security which exceed such current and accumulated earnings and profits will first reduce a Unitholder's tax basis in such Equity Security, and to the extent that such dividends exceed a Unitholder's tax basis in such Equity Security shall generally be treated as capital gain. In general, any such capital gain will be short-term unless a Unitholder has held his Units for more than one year.

3. A Unitholder's portion of gain, if any, upon the sale or redemption of Units or the disposition of Equity Securities held by the trust will generally be considered a capital gain (except in the case of a dealer or a financial institution) and, in general, will be long-term if the Unitholder has held his Units for more than one year (the date on which the Units are acquired (i.e., the "trade date" ) is excluded for purposes of determining whether the Units have been held for more than one year). A Unitholder's portion of loss, if any, upon the sale or redemption of Units or the disposition of Equity Securities held by the trust will generally be considered a capital loss (except in the case of a dealer or a financial institution) and, in general, will be long-term if the Unitholder has held his Units for more than one year. Unitholders should consult their tax advisers regarding the recognition of such capital gains and losses for federal income tax purposes.

Dividends Received Deduction. A corporation that owns Units will generally be entitled to a 70% dividends received deduction with respect to such Unitholder's pro rata portion of dividends received by the trust (to the extent such dividends are taxable as ordinary income, as discussed above and are attributable to domestic corporations) in the same manner as if such corporation directly owned the Equity Securities paying such dividends (other than corporate Unitholders, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding corporation tax). However, a corporation owning Units should be aware that Sections 246 and 246A of the Code impose additional limitations on the eligibility of dividends for the 70% dividends received deduction. The limitations include a requirement that stock (and therefore Units) must generally be held at least 46 days (as determined under Section 246(c) of the Code). Final regulations have been issued which address special rules that must be considered in determining whether the 46 day holding period requirement is met. Moreover, the allowable percentage of the deduction will be reduced from 70% if a corporate Unitholder owns certain stock (or Units) the financing of which is directly attributable to indebtedness incurred by such corporation. It should be noted that various legislative proposals that would affect the dividends received deduction have been introduced. Unitholders should consult with their tax advisers with respect to the limitations on and possible modifications to the dividends received deduction.

To the extent dividends received by the Trust are attributable to foreign corporations, a corporation that own Units will not be entitled to the dividends received deduction with respect to its pro rata portion of such dividends, since the dividends received deduction is generally available only with respect to dividends paid by domestic corporations.

Limitations on Deductibility of Trust Expenses by Unitholders. Each Unitholder's pro rata share of each expense paid by the Trust is deductible by the Unitholder to the same extent as through the expense had been paid directly by him. It should be noted that as a result of the Tax Reform Act of 1986, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses will be deductible by an individual only to the extend they exceed 2% of such individual's adjusted gross income. Unitholders may be required to treat some or all of the expenses of the Trust as miscellaneous itemized deductions subject to this limitation.

Recognition of Taxable Gain or Loss Upon Disposition of Equity Securities by the Trust or Disposition of Units. As discussed above, a Unitholder may recognize taxable gain (or loss) when an Equity Security is disposed of by the Trust or if the Unitholder disposes of a Unit. For taxpayers other than corporations, net capital gains (which are defined as net long-term capital gain over net short-term capital loss for a taxable year) are subject to a maximum marginal stated tax rate of 28%. However, it should be noted that legislative proposals are introduced from time to time that could affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed.

The Revenue Reconciliation Act of 1993 (the "Act" ) raised tax rates on ordinary income while capital gains remain subject to a 28% maximum stated rate for taxpayers other than corporations Because some or all capital gains are taxed at a comparatively lower rate under the Act, the Act includes a provision that recharacterizes capital gains as ordinary income in the case of certain financial transactions that are "conversion transactions" effective for transactions entered into after April 30, 1993. Unitholders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.

If a Unitholder disposes of a Unit he is deemed thereby to have disposed of his entire pro rata interest in all assets of the trust involved including his pro rata portion of all the Equity Securities represented by the Unit. Legislative proposals have been made that would treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain as constructive sales for purposes of recognition of gain (but not loss). Unitholders should consult their own tax advisors with regard to any such constructive sale rules.

Special Tax Consequences of In Kind Distributions Upon Redemption or Termination of the Trust. Under certain circumstances a Unitholder tendering Units for redemption may be able to request an In Kind Distribution. A Unitholder may also under certain circumstances be able to request an In Kind Distribution upon the termination of the Trust. See "Rights of Unitholders--Redemption of Units." As previously discussed, prior to the redemption of Units or the termination of the Trust, a Unitholder is considered as owning a pro rata portion of each of the Trust assets for federal income tax purposes. The receipt of an In Kind Distribution will result in a Unitholder receiving an undivided interest in whole shares of stock plus, possibly, cash.

The potential tax consequences that may occur under an In Kind Distribution will depend on whether or not a Unitholder receives cash in addition to Equity Securities. An "Equity Security" for this purpose is a particular class of stock issued by a particular corporation. A Unitholder will not recognize gain or loss if a Unitholder only receives Equity Securities in exchange for his or her pro rata portion in the Equity Securities held by the trust. However, if a Unitholder also receives cash in exchange for a fractional share of an Equity Security held by the trust, such Unitholder will generally recognize gain or loss based upon the difference between the amount of cash received by the Unitholder and his tax basis in such fractional share of an Equity Security held by the Trust.

Because the Trust will own many Equity Securities, a Unitholder who requests an In Kind Distribution will have to analyze the tax consequences with respect to each Equity Security owned by the Trust. The amount of taxable gain (or loss) recognized upon such exchange will generally equal the sum of the gain (or loss) recognized under the rules described above by such Unitholder with respect to each Equity Security owned by the Trust. Unitholders who request and In Kind Distribution are advised to consult their tax advisers in this regard.

Computation of the Unitholder's Tax Basis. Initially, a Unitholder's tax basis in his Units will generally equal the price paid by such Unitholder for his Units. the cost of the Units is allocated among the Equity Securities held in the Trust in accordance with the proportion of the fair market values of such Equity Securities on the valuation date closest to the date the Units are purchased in order to determine such Unitholder's tax basis for his pro rata portion of each Equity Security.

A Unitholder's tax basis in his Units and his pro rata portion of an Equity Security held by the trust will be reduced to the extent dividends paid with respect to such Equity Security are received by the Trust which are not taxable as ordinary income as described above.

General. Each Unitholder will be requested to provide the Unitholder's taxpayer identification number to the trustee and to certify that the Unitholder has not been notified that payments to the Unitholder are subject to back-up withholding. If the proper taxpayer identification number nd appropriate certification are not provided when requested, distributions by the trust to such Unitholder (including amounts received upon the redemption of Units) will be subject to back-up withholding. Distributions by the Trust (other than those that are not treated as United States source income, if any) will generally be subject to United States income taxation and withholding in the case of Units held by non-resident alien individuals, foreign corporations or other non-United States person. Such persons should consult their tax advisers.

In general, income that is not effectively connected to the conduct of a trade or business within the United States that is earned by non-U.S. Unitholders and derived from dividends of foreign corporations will not be subject to U.S. withholding tax provided that less than 25 percent of the gross income of the foreign corporation for a three-year period ending with the close of its taxable year preceding payment was not effectively connected to the conduct of a trade or business within the United States. In addition, such earnings may be exempt from U.S. withholding pursuant to a specific treaty between the United States and a foreign country. Non-U.S. Unitholders should consult their own tax advisers regarding the imposition of U.S. withholding on distributions from the Trust.

It should be noted that payments to the Trust of dividends on Equity Securities that are attributable to foreign corporations may be subject to foreign withholding taxes and Unitholders should consult their tax advisers regarding the potential tax consequences relating to the payment of any such withholding taxes by the Trust. Any dividends withheld as a result thereof will nevertheless be treated as income to the Unitholders. Because, under the grantor trust rules, an investor is deemed to have paid directly his share of foreign taxes that have been paid or accrued, if any, an investor may be entitled to a foreign tax credit or deduction for United States tax purposes with respect to such taxes. Investors should consult their tax advisers with respect to foreign withholding taxes and foreign tax credits.

At the termination of the Trust, the Trustee will furnish to each Unitholder of such Trust a statement containing information relating to the dividends received by the Trust on the Equity Securities, the gross proceeds received by the Trust from the disposition of any Equity Security (resulting from redemption or the sale of any Equity Security), and the fees and expenses paid by the Trust. The Trustee will also furnish annual information returns to Unitholders and to the Internal Revenue Service.

Unitholders desiring to purchase Units for tax-deferred plans and IRAs should consult their broker-dealers for details on establishing such accounts. Units may also be purchased by persons who already have self-directed plans established.

In the opinion of special counsel to the Trust for New York tax matters, the Trust is not an association taxable as a corporation and the income of the trust will be treated as the income of the Unitholders under the existing come tax laws of the State and City of New York.

The foregoing discussion relates only to the tax treatment of U.S. Unitholders ("U.S. Unitholders" ) with regard to federal and certain aspects of New
York State and City income taxes. Unitholders may be subject to taxation in New York or in other jurisdictions and should consult their own tax advisers in this regard. As used herein, the term "U.S. Unitholder" means an owner of a Unit in the Trust that (a) is (i) for United States federal income tax purposes a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or of any political subdivision thereof, or (iii) an estate or trust the income of which is subject to United States federal income taxation regardless of its source or (b) does not qualify as a U.S. Unitholder in paragraph (a) but whose income from a Unit is effectively connected with such Unitholder's conduct of a United States trade or business. The term also includes certain former citizens of the United States whose income and gain on the Units will be taxable.

RIGHTS OF UNITHOLDERS

Units

A certificate representing 100% of the fractional undivided interest in and ownership of the Units was registered in the name or to the order of the Underwriter on the books of the depository, The Depository Trust Company ("DTC" or the "Depository"). Accordingly, the Underwriter is the holder of record of the Units.

The Units will be issued in book-entry form only and the Unitholders will not be entitled to receive physical certificates representing their Units. A Unitholder's ownership of Units will be recorded on or through the records of the Underwriter or any other brokerage firm that maintains such Unitholder's account for such purpose. In turn, the brokerage firm's record ownership of such Units will be recorded on the records of the Depository (or of a DTC participating firm that acts as agent for the brokerage firm if a Unitholder's brokerage firm is not a DTC participant). Therefore, a Unitholder must rely upon the foregoing procedures to evidence such Unitholder's beneficial ownership of a Unit. Beneficial ownership of a Unit may only be transferred by compliance with the procedures of such brokerage firms and DTC participants. Neither the Trustee nor the Sponsor will have any responsibility or liability for any aspect of the records relating to or payments made by such brokerage firms or DTC participants on account of beneficial ownership interests in the Units or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or whose representatives) own DTC. In accordance with its normal procedures, DTC is expected to record separately the positions held by each DTC participant in the Units, whether held for its own account or as a nominee for another person. The Underwriter is a DTC participant.

Each distribution from the Income Account and payment upon redemption of a Unit will be paid to the Depository for the benefit of the record holder of the Units as shown on the books of the Depository. The Depository will be responsible for crediting the amount of such payments to the accounts of the applicable DTC participants in accordance with the Depository's normal procedures, which currently provide for payments in next-day funds settled through the New York Clearing House. Each DTC participant will be responsible for disbursing such payments to the beneficial owners of the Units that it represents and to each brokerage firm for which it acts as agent. Each such brokerage firm will be responsible for disbursing funds to the beneficial owners of the Units that it represents.

If the foregoing book-entry procedures are terminated by the Depository for any reason, definitive Certificates will be issued in appropriate amounts as requested by the DTC participants holding the Units.

The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Units are transferable by presentation of transfer instructions to the Trustee accompanied by such documents executed by the Unitholder or his authorized attorney and such Unitholder's brokerage firm as the Trustee deems necessary to establish the authority of the person making such transfer. In certain instances, the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

Although no such charge is now made or contemplated, the Trustee may require a Unitholder to pay a reasonable fee for each Unit transferred and to pay any governmental charge that may be imposed in connection with each such transfer.

Certain Limitations

No Unitholder shall have the right to vote except in certain circumstances relating to the amendment and termination of a Trust. (See "Administration of the Trusts -- Amendment or Termination" herein.) Unitholders shall have no right to control the operation or administration of a Trust in any manner, except upon the vote of 51% of the Unitholders outstanding at any time for purposes of amendment or termination of a Trust, all as provided in the Agreement. Unitholders will be unable to dispose of any of the Securities, as such, and will not be able to vote the Securities. No Unitholder shall ever be under any liability to any third party for any action taken by the Trustee or Sponsor.

Redemption of Units

Requests for redemption of a Unit at the option of a Unitholder must first be presented to the Unitholder's brokerage firm. Such brokerage firm (if such firm is a DTC participant and, if not, through the DTC participant acting on behalf of such firm) will present such redemption request to DTC and DTC, in turn, will present such request to the Trustee for processing in accordance with the applicable redemption provisions of the Agreement. The Trustee may require a Unitholder and such Unitholder's brokerage firm to submit additional information or certifications to the Trustee to evidence compliance with the applicable redemption provisions of the Agreement. Units will be deemed to be "tendered" to the Trustee when the Trustee is in physical possession of transfer instructions and such other documentation as may be required by the Trustee to effect the redemption of the Units. Compliance with the foregoing procedures may result in delays in the processing of redemption requests by Unitholders. No redemption fee will be charged by the Trustee.

On the third business day following such tender the Unitholder will be entitled to receive in cash an amount for each Unit equal to the Redemption Price per Unit (unless the redeeming Unitholder is receiving an In Kind Distribution pursuant to the Indenture and Agreement as described herein) next computed as of the Evaluation Time set forth in the "Summary of Essential Financial Information" in Part One on the date of tender. The "date of tender" is deemed to be the date on which the Units are received by the Trustee, except that as regards Units received after the Evaluation Time, the date of tender is the next day on which the exchange is open for trading and such Units will be deemed to have been tendered at the Redemption Price computed on that day.

Any amounts paid on redemption representing income received will be withdrawn from the Income Account to the extent funds are available. All other amounts will be withdrawn from the Capital Account. The Trustee is empowered to sell Securities in order to make funds available for redemption.

Unitholders owning and tendering 1,200 Units or more of a Series other than Series 1 or 2 for redemption may request from the Trustee in lieu of a cash redemption a distribution in kind ("In Kind Distributions") of an amount and value of Securities per Unit equal to the Redemption Price per Unit as determined as of the evaluation next following the tender. Such Unitholder must elect to have its Units redeemed either entirely in kind plus cash for fractional shares or entirely in cash. An In Kind Distribution of such Units will be made by the Trustee through the distribution of each of the Securities in book-entry form to the account of the Unitholder's bank or broker-dealer at Depository Trust Company. The tendering Unitholder will receive his pro rata number of whole shares of each of the Securities comprising the Portfolio and cash from the Capital Account equal to the fractional shares to which the tendering Unitholder is entitled. In implementing these redemption procedures, the Trustee shall make any adjustments necessary to reflect differences between the Redemption Price of the Securities distributed in kind as of the date of tender. If funds in the Capital Account are insufficient to cover the required cash distribution to the tendering Unitholder, the Trustee may sell Securities according to the criteria discussed above.

To the extent that Securities are distributed in kind or sold, the size of the relevant Trust will be reduced, and the diversity of such Trust may be altered. Sales may be required at a time when Securities would not otherwise be sold and may result in lower prices than might otherwise be realized. The price received upon redemption may be more or less than the amount paid by the Unitholder depending on the value of the Securities in the Portfolio at the time of redemption. Special federal income tax consequences will result if a Unitholder requests and receives an In Kind Distribution. (See "Federal Taxation" herein.)

The Redemption Price per Unit of a Trust is determined by the Evaluator as of the Evaluation Time on the date any such determination is made. The Redemption Price per Unit is each Unit's pro rata share, determined by the Trustee, of:
(1) the aggregate market value of the Securities in such Trust, (2) cash on hand in such Trust including dividends receivable on stocks trading ex-dividend as of the date of computation, and (3) any other assets of such Trust, less (a) amounts representing taxes or governmental charges payable out of such Trust, (b) the accrued expenses of such Trust, and (c) cash held for distribution to Unitholders of record as of a date prior to the evaluation.

The aggregate market value of the Securities is determined in good faith by the Evaluator in the following manner. If the Securities are listed on a national securities exchange, the evaluation will be based on the last closing sale price as of the Evaluation Time on that exchange (unless the Trustee determines such price is an inappropriate basis for evaluation) or, if there is no closing sale price on that exchange, at the closing bid prices. If the Securities are not so listed or, if so listed and the principal market therefore is other than on the exchange, the evaluation will be based on the current bid prices (unless the Trustee determines these prices are an inappropriate basis for evaluation). If current bid or closing prices are unavailable, the evaluation will be determined on the basis of any of the following methods the Trustee deems appropriate (1) on the basis of the current bid prices of such Securities as obtained from investment dealers or brokers who customarily deal in securities comparable to those held by the Trust (which may include the Underwriter), (2) on the basis of comparable bid prices for comparable securities, (3) by appraising the value of the Securities at the mean between the bid and offer side of the market or by such other appraisal deemed appropriate by the Trustee or (4) by any combination of the above, each as of the Evaluation Time.

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which trading on that Exchange is restricted, or an emergency exists, as a result of which emergency disposal or evaluation of the Securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order, permit or require.

The Indenture requires that the Trustee notify the Sponsor of any tender of Units for redemption. The Sponsor may, and so long as the Underwriter is maintaining a secondary market for Units, the Underwriter may, prior to the close of business on the day of tender, purchase any Units tendered to the Trustee for redemption by making payment therefor to the Unitholder in an amount not less than that which would have been paid by the Trustee had the Units been redeemed by the Trustee. (See "Public Offering -- Public Market".) Units held by the Sponsor or the Underwriter may be tendered to the Trustee for redemption in the same manner as any other Units.

The offering price of any Units resold by the Underwriter will be the Public Offering Price determined in the manner provided in this Prospectus. (See "Public Offering -- Public Offering Price" herein.) Any profit resulting from the resale of such Units will belong to the Underwriter which likewise will bear any loss resulting from a lower offering or redemption price subsequent to its acquisition of such Units. (See "Public Offering -- Sponsor's and Underwriter's Profit" herein.)

TRUST OPERATING EXPENSES

Initial Costs

All costs and expenses incurred in creating and establishing the Trusts, including the cost of the initial preparation, printing and execution of the Indenture and Agreement, legal and auditing expenses, advertising and selling expenses, expenses of the Trustee and other out-of-pocket expenses were borne by the Sponsor at no cost to the Trusts. Other than the Sponsor's Supervisory Fees described below, the Sponsor will not receive any fees in connection with its activities relating to the Trusts. However, the Underwriter, an affiliate of the Sponsor, will receive sales commissions and may realize other profits (or losses) in connection with the sale of Units as described under "Public Offering -- Sponsor's and Underwriter's Profits" above and will be indemnified by the respective Trusts as described under "Miscellaneous Expenses" below.

Fees

The Sponsor's supervisory fee, if any, earned for supervising a Portfolio is based upon the largest number of Units for such Trust outstanding at any time during the calendar year and will be payable annually on or before the January Distribution Date. The Sponsor's current fee per 100 Units is set forth under "Summary of Essential Information" in Part One of this Prospectus and may exceed the actual costs of providing these supervisory services, but at no time will the total amount the Sponsor receives for these supervisory services, when combined with all compensation received with respect to any other series of trusts in any calendar year, exceed the aggregate cost to it of supplying such services in such year.

Under the Indenture and Agreement, for its services as trustee and evaluator the Trustee will receive fees in the amount set forth in "Summary of Essential Information -- Trustee's Fee and Estimated Expenses" in Part One, computed and paid monthly on the basis of the largest number of Units outstanding for such Trust at any time during the calendar year. The Trustee is entitled to receive a minimum fee of $2,500 per year for services performed and expenses incurred on behalf of a Trust. Certain regular and recurring expenses of a Trust, including certain mailing and printing expenses, are borne by such Trust.

The Sponsor's fee, if any, accrues monthly but is paid annually. The Trustee's fees are payable monthly on or before each Distribution Date from the Income Account, to the extent funds are available and thereafter from the Capital Account. Any such fees may be increased without approval of the Unitholders in proportion to increases under the classification "All Services Less Rent" in the Consumer Price Index published by the United States Department of Labor. The Trustee also receives benefits to the extent that it holds funds on deposit in various non-interest bearing accounts created under the Indenture and Agreement. For a discussion of the services rendered by the Trustee pursuant to its obligations under the Indenture and Agreement, see "Administration of the Trusts" herein.

Miscellaneous Expenses

The following additional charges are or may be incurred by each of the Trusts:
(a) fees of the Trustee for extraordinary services, (b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect the Trusts and the rights and interests of Unitholders, (e) indemnification of the Trustee for any loss, liability or expenses incurred in the administration of the Trusts without negligence, bad faith or willful misconduct on its part and (f) expenditures incurred in contacting Unitholders upon termination of the Trusts.

The fees and expenses set forth herein are payable out of the respective Trusts. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the Securities of the relevant Trust. Since the income stream produced by dividend payments on the Securities is unpredictable, the Sponsor cannot provide any assurance that dividends will be sufficient to meet any or all expenses of a particular Trust. If the balances in the Income and Capital Accounts are insufficient to provide for amounts payable by such Trust, the Trustee has the power to sell Securities to pay such amounts. These sales may result in capital gains or losses to Unitholders. (See "Federal Taxation" herein.)

ADMINISTRATION OF THE TRUSTS

Records and Accounts

The Trustee will keep records and accounts of all transactions of each Trust at its Unit Investment Trust Division offices at 101 Barclay Street, New York, New York 10286. These records and accounts will be available for inspection by Unitholders at reasonable times during normal business hours. The Trustee will keep on file for inspection by Unitholders an executed copy of the Indenture and Agreement together with a current list of the Securities then held in each Trust. In connection with the storage and handling of certain Securities deposited in a Trust, the Trustee is authorized to use the services of Depository Trust Company. These services would include safekeeping of the Securities, coupon-clipping, computer book-entry transfer and institutional delivery services.

Distributions of Income and Capital

The Trustee will credit to the Income Account all cash dividends received by and payable to the relevant Trust. Other receipts are credited to the Capital Account. Amounts in the Income Account received by a Trust will be distributed on or shortly after the fifteenth day of the month of the applicable Record Date on a pro rata basis to Unitholders of such Trust as of record as of that date. Amounts in the Capital Account will be distributed on or shortly after the fifteenth day of each June and December except that the Trustee shall not be required to make a distribution from the Capital Account unless the cash balance on deposit therein available for distribution shall be sufficient to distribute at least $1.00 per 100 Units. If the amounts in the Capital Account are sufficient to distribute at least $10.00 per 100 Units, such amounts shall be distributed on or shortly after the fifteenth day of the next succeeding month after such amounts are accumulated. The Trustee is not required to pay interest on funds held in the Capital or Income Accounts (but may itself earn interest thereon and therefore benefits from the use of such funds).

The distribution to the Unitholders as of each Record Date will be made on the following Distribution Date or shortly thereafter and shall consist of an amount substantially equal to such portion of the Unitholders' pro rata share of the estimated annual dividend distributions in the Income Account after deducting estimated expenses. Because dividends are not received by a Trust at a constant rate throughout the year, such distributions to Unitholders may be more or less than the amount credited to the Income Account as of the Record Date. For the purpose of minimizing fluctuation in the distributions from the Income Account, the Trustee is authorized to advance such amounts as may be necessary to provide income distributions of approximately equal amounts. The Trustee shall be reimbursed, without interest, for any such advances from funds in the Income Account on the ensuing Record Date. A person who purchases Units will commence receiving distributions only after such person becomes a record owner. Notification to the Trustee of the transfer of Units is the responsibility of the purchaser, but in the normal course of business such notice is provided by the selling broker-dealer.

As of the tenth day of each month, the Trustee will deduct from the Income Account and, to the extent funds are not sufficient therein, from the Capital Account, amounts necessary to pay the expenses of the relevant Trust (as determined on the basis set forth under "Trust Operating Expenses" herein). The Trustee may also withdraw from the Income and Capital Accounts such amounts, if any, as it deems necessary to establish a reserve for any applicable taxes or other governmental charges payable out of such Trust. Amounts so withdrawn shall not be considered a part of such Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate accounts. In addition, the Trustee may withdraw from the Income and Capital Accounts such amounts as may be necessary to cover redemptions of Units.

Administration of the Portfolio

The trusts are not "managed" by the sponsor or the Trustee; their activities described below are governed solely by the provisions of the Indenture and Agreement. The original proportionate relationship between the number of shares of each security in a Trust will be adjusted to reflect the occurrence of a stock dividend, stock split, merger, reorganization or a similar event which affects the capital structure of the issuer of a Security in such Trust but which does not affect such Trust's percentage ownership of the common stock of such issuer at the time of such event. The Trust, however, will not be managed. The Trust Agreement, however, provides that the Sponsor may (but need not) direct the Trustee to dispose of an Equity Security in certain events such as the issuer having defaulted on the payment of any of its outstanding obligations or the price of an Equity Security has declined to such an extent or other such credit factors exist so that in the opinion of the Sponsor, the retention of such Securities would be detrimental to the Trust. The proceeds of any such disposition of the Securities will be deposited in the Capital Account of the relevant Trust and distributed to related Unitholders in accordance with the Indenture and Agreement. If a failure to pay declared cash dividends on any of the Securities occurs and if the Sponsor does not, within 30 days after notification, instruct the Trustee to sell or hold such Securities, the indenture provides that the Trustee may in its discretion sell such Securities. As the holder of the Securities, the Trustee will have the right to vote all of the voting stocks in the Trusts and will vote such stocks in accordance with the instructions of the Sponsor or, in the absence of such instructions, according to the recommendations, if any, of the issuer's management.

Reports to Unitholders

In connection with each distribution, the Trustee shall furnish Unitholders a statement of the amount of income and the amount of other receipts (received since the preceding distribution), if any, being distributed, expressed in each case as a dollar amount representing the pro rata share for each 100 Units outstanding. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a registered Unitholder, a statement (i) as to the Income Account: dividends received, deductions for applicable taxes, fees and expenses of the relevant Trust, cash amounts paid for purchases of Securities to replace Failed Contract Securities and for redemptions of Units, if any, and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share per 100 Units outstanding on the last Business Day of such calendar year; (ii) as to the Capital Account: the dates of disposition of any Securities and the net proceeds received therefrom, cash amounts paid for purchases of Securities to replace Failed Contract Securities and for redemption of Units, deductions for payment of applicable taxes and fees and expenses of the relevant Trust and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share per 100 Units outstanding on the last Business Day of such calendar year; (iii) a list of the Securities held and the number of Units outstanding on the last Business Day of such calendar year; (iv) the Redemption Price per Unit based upon the last Trustee evaluation thereof made during such calendar year; and (v) amounts actually distributed during such calendar year from the Income and Capital Accounts, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share per 100 Units outstanding.

In order to comply with federal and state tax reporting requirements, Unitholders will be furnished, upon request to the Trustee, with evaluations of the Securities in the relevant Trust.

Amendment or Termination

The Indenture and Agreement may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders (i) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent with any other provision, or (ii) to make such other provisions as shall not adversely affect the Unitholders, provided, however, that the Indenture and Agreement may not be amended to (a) increase the number of Units, except as the result of the deposit of additional Securities pursuant to the Indenture and Agreement, (b) permit the acquisition of additional or substitute securities except as expressly provided therein or (c) permit a Trust to engage in any kind of business. The Indenture and Agreement may also be amended in any respect by the Trustee and Sponsor, or any of the provisions thereof may be waived, with the consent of the holders of 51% of the Units then outstanding, provided that no such amendment or waiver will reduce the interest in each Trust of any Unitholder without the consent of such Unitholder or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of all Unitholders. The Trustee shall advise the Unitholders of any amendment promptly after execution thereof.

A Trust may be liquidated at any time by consent of Unitholders representing 51% of the Units then outstanding or by the Trustee when the value of such Trust, as shown by any evaluation, is less than the Minimum Termination Value indicated under "Summary of Essential Financial Information" in Part One. The Indenture and Agreement will terminate upon the sale or other disposition of the last Security held thereunder, but in no event will it continue beyond the Mandatory Termination Date stated under "Summary of Essential Information" in Part One.

Written notice of any termination of a Trust shall be given by the Trustee to each relevant Unitholder at his address appearing on the registration books of the applicable Trust maintained by the Trustee. If a Trust terminates on the Mandatory Termination Date, the Trustee will provide written notice thereof to all Unitholders at least 30 days before such Mandatory Termination Date. The notice will include a form enabling Unitholders of a Series other than Series 1 or 2 to request an In Kind Distribution rather than payment in cash upon termination of a Trust. Such request must be returned to the Trustee at least three business days prior to the Mandatory Termination Date. Within a reasonable period of time after termination, the Trustee will sell any Securities remaining in a Trust. The Trustee will deduct from the funds of a Trust any accrued costs, expenses, advances or indemnities provided by the Indenture and Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. The Trustee will then distribute to each Unitholder who does not request an In Kind Distribution his pro rata share of the balance of the Income and Capital Accounts. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the amount paid by such Unitholder for Units. Any sale of Securities in a Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time.

With such distribution to the Unitholders the Trustee will furnish a final distribution statement, in substantially the same form as the annual distribution statement, of the amount distributable. At such time as the Trustee in its sole discretion determines that any amounts held in reserve are no longer necessary, it will make distributions thereof to Unitholders in the same manner.

Limitations on Liabilities

The Sponsor and the Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Indenture and Agreement, or for errors in judgment or, in the case of the Sponsor, for errors in judgment in directing or failing to direct the Trustee, but shall be liable only for their own willful misfeasance, bad faith or negligence (gross negligence in the case of the Sponsor) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Indenture and Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture and Agreement. The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee under the Indenture and Agreement or upon or in respect of a Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Indenture and Agreement contain other customary provisions limiting the liability of the Trustee.

The Sponsor and Unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Indenture and Agreement shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Sponsor or Unitholders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

MISCELLANEOUS

The Sponsor

Unison Investment Trusts L.P., d/b/a Unison Investment Trusts Ltd., a Missouri limited partnership formed on March 24, 1987 ("Unison"), is the Sponsor of the Trusts. The Jones Financial Companies, A Limited Partnership, a Missouri limited partnership ("JFC"), which owns Edward D. Jones & Co., a Missouri limited partnership ("EDJ"), is the limited partner in Unison, and Unison Capital Corp., Inc. ("UCC"), a Missouri corporation, is the general partner of Unison. UCC is a wholly-owned subsidiary of LHC, Inc. ("LHC"), which is a wholly-owned subsidiary of JFC. The principal offices of Unison, JFC, EDJ, UCC and LHC are located at 201 Progress Parkway, Maryland Heights, Missouri 63043. The Sponsor has also acted as the sponsor of Insured Tax-Free Income Trust ("ITFIT"), a unit investment trust consisting of a portfolio of state, municipal and public authority debt obligations.

The Sponsor is liable for the performance of its obligations under the Indenture and Agreement. If the Sponsor shall fail to perform any of its duties under the Indenture and Agreement or become incapable of acting or become bankrupt or its affairs are taken over by public authorities, then the Sponsor shall be discharged. In such event, the Trustee shall: (i) appoint a successor Sponsor or Sponsors or (ii) terminate the Indenture and Agreement and liquidate a Trust in accordance with the provisions thereof. The Sponsor may also resign if the Sponsor and Trustee together appoint a new Sponsor by written instrument executed among the Sponsor, the Trustee and the new sponsor. The Indenture and Agreement provide for the appointment of a new Sponsor with a net worth of at least $1,000,000 to replace a resigning Sponsor prior to such resignation. However, it is not an ongoing obligation of the Sponsor to maintain this level of net worth. The Indenture and Agreement also provide that the Trustee shall mail to each Unitholder notice of the discharge or resignation of the Sponsor and of any appointment of a new Sponsor.

The Trustee

The Trustee is The Bank of New York, a banking corporation organized under the laws of the State of New York, with its Unit Investment Trust Division offices at 101 Barclay Street, New York, New York 10286, (800) 221-7668.

The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of Securities for the Trusts.

Under the Indenture and Agreement, the Trustee or any successor trustee may resign and be discharged from the Trusts created by the Indenture and Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice of resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. In case the Trustee becomes incapable of acting, is adjudged to be bankrupt or is taken over by public authorities or under certain changes in control of the Trustee, the Sponsor may remove the Trustee and appoint a successor trustee as provided in the Indenture and Agreement. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original Trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a corporation which is authorized to exercise trust powers, is organized under the laws of the United States or any State and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

Effective June 19, 1995, United States Trust Company of New York resigned as Trustee and The Bank of New York was appointed successor trustee.

The Evaluator

The Evaluator is Van Kampen American Capital Investment Advisory Corp., a Delaware corporation, with main offices located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Van Kampen American Capital Investment Advisory Corp. is a wholly owned subsidiary of Van Kampen American Capital Inc., which itself is a sponsor of a substantial number of unit investment trusts.

The duty of the Evaluator is to accurately determine the Market Value of the Securities (1) at any time upon the request of the Trustee and/or Sponsor, (2) during the initial offering period, (3) after the initial offering and (4) at any time to determine Redemption Price.

Under the Indenture and Agreement, the Evaluator or any successor evaluator may resign and be discharged from the Trusts created by the Indenture and Agreement by executing an instrument in writing and filing the same with the Sponsor and the Trustee. The Evaluator or successor evaluator must mail a copy of the notice of resignation to the Sponsor and the Trustee, not less than 60 days before the date such notice of resignation is to take effect. The Sponsor and the Trustee upon receiving notice of such resignation are obligated to appoint a successor evaluator promptly. If, upon such resignation, no successor evaluator has been appointed and has accepted the appointment within 30 days after notification, the retiring Evaluator may apply to a court of competent jurisdiction for the appointment of a successor. Upon execution of a written acceptance of such appointment by such successor evaluator, all the rights, powers, duties and obligations of the original Evaluator shall vest in the successor. The resignation or removal of an Evaluator becomes effective only when the successor evaluator accepts its appointment as such or when a court of competent jurisdiction appoints a successor evaluator.

Any corporation into which an Evaluator may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which an Evaluator shall be a party, shall be the successor evaluator.

Effective June 19, 1995, United States Trust Company of New York resigned as Evaluator and Van Kampen American Capital Investment Advisory Corp. was appointed successor evaluator.

Legal Opinions

The legality of the Units offered hereby has been passed upon by Chapman and Cutler, 111 West Monroe, Chicago, Illinois 60603.

Auditors

The financial statements and schedule of Trust Securities included in this Prospectus have been audited by Grant Thornton LLP, independent public accountants, as indicated in their report with respect thereto in Part One of this Prospectus, and are included herein in reliance upon the authority of said firm as experts in giving said reports.

CENTRAL EQUITY TRUST

      Sponsor:  Unison Investment Trusts Ltd.
                12555 Manchester Road
                St. Louis, Missouri  63131

      Trustee:  The Bank of New York
                101 Barclay Street
                New York, New York 10286

    Evaluator:  Van Kampen American Capital Investment Advisory Corp.
                One Parkview Plaza
                Oakbrook Terrace, Illinois 60181

Legal Counsel:  Chapman and Cutler
                101 West Monroe
                Chicago, Illinois 60603

  Independent   Grant Thornton LLP
       Public   130 East Randolph Drive
  Accountants:  Chicago, Illinois 60601

Except as to statements made herein furnished by the Trustee or the Evaluator, neither the Trustee nor the Evaluator has assumed any responsibility for the accuracy, adequacy and completeness of the information contained in this Prospectus.

This Prospectus does not contain all the information set forth in the registration statements and exhibits relating thereto, filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to which reference is hereby made.

No person is authorized to give any information or to make representations not contained in this Prospectus or in supplementary sales literature prepared by the Sponsor, and any information or representations not contained therein must not be relied upon as having been authorized by either the Trusts, the Trustee or the Sponsor. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, Units in any State to any person to whom it is not lawful to make such offer in such State. Each Trust is registered as a Unit Investment Trust, under the Investment Company Act of 1940, as amended. Such registration does not imply that the Trusts or any the Units have been guaranteed, sponsored, recommended or approved by the United States or any State or agency or officer thereof.

Title                                       Page
---------------------------------------- -------
INTRODUCTION............................ 3
THE TRUSTS.............................. 3
 Summary Description of the Portfolio... 3
 Utility Series 27...................... 4
 Risk Factors........................... 5
 Objective and Securities Selection..... 7
PUBLIC OFFERING......................... 7
 General................................ 7
 Public Offering Price.................. 7
 Unit Distribution...................... 8
 Sponsor's and Underwriter's Profits.... 8
 Public Market.......................... 8
FEDERAL TAXATION........................ 8
RIGHTS OF UNITHOLDERS................... 12
 Units.................................. 12
 Certain Limitations.................... 12
 Redemption of Units.................... 12
TRUST OPERATING EXPENSES................ 14
 Initial Costs.......................... 14
 Fees................................... 14
 Miscellaneous Expenses................. 14
ADMINISTRATION OF THE TRUSTS............ 15
 Records and Accounts................... 15
 Distributions of Income and Capital.... 15
 Administration of the Portfolio........ 15
 Reports to Unitholders................. 15
 Amendment or Termination............... 16
 Limitations on Liabilities............. 16
MISCELLANEOUS........................... 17
 The Sponsor............................ 17
 The Trustee............................ 17
 The Evaluator.......................... 18
 Legal Opinions......................... 18
 Auditors............................... 18

PROSPECTUS

PART TWO





                  Contents of Post-Effective Amendment
                        to Registration Statement

     This   Post-Effective   Amendment  to  the  Registration   Statement
comprises the following papers and documents:


                            The facing sheet


                             The prospectus


                             The signatures


                 The Consent of Independent Accountants
                               Signatures

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Central Equity Trust, Series 2, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Chicago and State of Illinois on the 24th day of April, 1997.

                         Central Equity Trust, Series 2
                            (Registrant)

                         By Van Kampen American Capital Distributors,
                            Inc.
                            (Administrator)


                         By: Sandra A. Waterworth
                             Vice President

(Seal)

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on April 24, 1997 by the following persons who constitute a majority of the Board of Directors of Van Kampen American Capital Distributors, Inc.:

 Signature                  Title

Don G. Powell         Chairman and Chief             )
                        Executive Officer            )

William R. Molinari   President and Chief Operating  )
                        Officer                      )

Ronald A. Nyberg      Executive Vice President and   )
                        General Counsel              )

William R. Rybak      Senior Vice President and      )
                        Chief Financial Officer      )

                                                        Sandra A. Waterworth
                                                     )  (Attorney in Fact)*
____________________

* An executed copy of each of the related powers of attorney was filed with the Securities and Exchange Commission in connection with the Registration Statement on Form S-6 of Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 203 (File No. 33-65744) and with the Registration Statement on Form S-6 of Insured Municipals Income Trust, 170th Insured Multi-Series (File No. 33-55891) and the same are hereby incorporated herein by this reference.